Exhibit 99.10


                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                    JUNE 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-4

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     (a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

          i)   The amount of such distribution allocable to principal:

     Class 4-A1...$           0.00000000   Class 4-A12..$         0.00000000
     Class 4-A2...$           6.12608699   Class 4-PO...$         0.94606999
     Class 4-A3...$           0.00000000   Class 4-M....$         0.68800411
     Class 4-A4...$           2.43128242   Class 4-B1...$         0.68800399
     Class 4-A5...$           0.00000000   Class 4-B2...$         0.68800399
     Class 4-A6...$           8.91559824   Class 4-B3...$         0.68800456
     Class 4-A7...$           0.00000000   Class 4-B4...$         0.68800380
     Class 4-A8...$           0.00000000   Class 4-B5...$         0.68799733
     Class 4-A9...$           0.00000000   Class 4-R....$         0.00000000
     Class 4-A10..$           0.00000000
     Class 4-A11..$           0.00000000


          ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 4-A1...$           0.00000000   Class 4-A12..$         0.00000000
     Class 4-A2...$           1.30012510   Class 4-M....$         0.00000000
     Class 4-A3...$           0.00000000   Class 4-PO...$         0.20078222
     Class 4-A4...$           0.51598537   Class 4-B1...$         0.00000000
     Class 4-A5...$           0.00000000   Class 4-B2...$         0.00000000
     Class 4-A6...$           1.89213654   Class 4-B3...$         0.00000000
     Class 4-A7...$           0.00000000   Class 4-B4...$         0.00000000
     Class 4-A8...$           0.00000000   Class 4-B5...$         0.00000000
     Class 4-A9...$           0.00000000   Class 4-R....$         0.00000000
     Class 4-A10..$           0.00000000
     Class 4-A11..$           0.00000000

          iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 4-A1...            6.25000000   Class 4-A12..          6.25000000
     Class 4-A2...            6.10328320   Class 4-M....          6.24575502
     Class 4-A3...            6.25000000   Class 4-PO...          0.00000000
     Class 4-A4...            6.19177198   Class 4-B1...          6.24574850
     Class 4-A5...            6.25000000   Class 4-B2...          6.24574850
     Class 4-A6...            6.19462433   Class 4-B3...          6.24574116
     Class 4-A7...            0.00000000   Class 4-B4...          6.24570342
     Class 4-A8...            6.13151431   Class 4-B5...          6.24574387
     Class 4-A9...            6.25000000   Class 4-R....          0.00000000
     Class 4-A10..            6.25000000   Class 4-S....          0.24044898
     Class 4-A11..            6.25000000

          iv) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                            $        73,446.48

     (b)  The amounts below are for the aggregate of all Certificates.

          v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:
                                                            $   348,213,955.74

               The aggregate  number of Mortgage Loans included in the Scheduled
               Principal Balance set forth above:                        1,240

          vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                      Class Certificate            Single
                                      Principal Balance     Certificate Balance
                                      -----------------     -------------------

               Class 4-A1........$          21,540,000.00   $         1,000.00
               Class 4-A2........$          34,714,091.26   $           970.40
               Class 4-A3........$          22,546,000.00   $         1,000.00
               Class 4-A4........$          29,229,536.21   $           988.25
               Class 4-A5........$          45,556,000.00   $         1,000.00
               Class 4-A6........$           6,928,609.37   $           982.22
               Class 4-A7........$          10,125,390.63   $         1,012.54
               Class 4-A8........$          54,807,888.84   $           981.04
               Class 4-A9........$          19,614,000.00   $         1,000.00
               Class 4-A10.......$          34,511,000.00   $         1,000.00
               Class 4-A11.......$          20,612,000.00   $         1,000.00
               Class 4-A12.......$          32,552,000.00   $         1,000.00
               Class 4-PO........$             592,688.76   $           998.21
               Class 4-M.........$           4,378,006.62   $           998.63
               Class 4-B1........$           3,502,205.57   $           998.63
               Class 4-B2........$           3,502,205.57   $           998.63
               Class 4-B3........$           1,751,602.10   $           998.63
               Class 4-B4........$             525,280.90   $           998.63
               Class 4-B5........$           1,225,449.91   $           998.63
               Class 4-R.........$                   0.00   $             0.00
               Class 4-S.........$         318,728,719.89   $           992.42

          vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

                book value                            $                     0
                unpaid principal balance              $                     0
                number of related mortgage loans                            0

      viii) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

              (a)  delinquent
                   (1)  30-59 days
             *Number            37       *Principal Balance $     10,550,228.19
                   (2)  60-89 days
              Number             1        Principal Balance $        263,000.00
                   (3)  90 days or more
              Number             0        Principal Balance $              0.00

              (b)  in foreclosure
              Number             0        Principal Balance $              0.00

          ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan
               purchased pursuant to Section 3.01(c):       $              0.00

          x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

               Class 4-S:.......................0.290300%

               1.  Senior Percentage for such Distribution Date:...95.71887400%

               2.  Group I Senior Percentage for such Distribution
                   Date:...........................................79.31468100%

               3.  Group II Senior Percentage for such Distribution
                   Date:...........................................16.40419300%

               4.  Senior Prepayment Percentage for such
                   Distribution Date:.............................100.00000000%

               5.  Group I Senior Prepayment Percentage for such
                   Distribution Date:.............................100.00000000%

               6.  Group II Senior Prepayment Percentage for such
                   Distribution Date:...............................0.00000000%

               7.  Junior Percentage for such Distribution Date:....4.28112600%

               8.  Junior Prepayment Percentage for such Distribution
                   Date:............................................0.00000000%